                                        To Holders of the Company's Bylaws:

                                 Effective October 18, 2001, Article II, Section 2
                                  was amended to change the date of the 2002 and
                                     subsequent annual shareholders' meetings.

                                                 BEVERLY P. RYDER
                                                Corporate Secretary

                                                      BYLAWS

                                                        OF

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                            AS AMENDED TO AND INCLUDING

                                                 OCTOBER 18, 2001

                                                       INDEX
                                                       -----

                                                                                                  Page
                                                                                                  ----
                                           ARTICLE I - PRINCIPAL OFFICE
Section  1.  Principal Office.......................................................................1

                                             ARTICLE II - SHAREHOLDERS

                                              ARTICLE III - DIRECTORS

                                               ARTICLE IV - OFFICERS

Section  9.  Chairman's Duties; Succession to

Section 14.  Associate General Counsel's and Assistant General

                                           ARTICLE V - OTHER PROVISIONS
Section  1.  Inspection of Corporate Records.......................................................20
Section  2.  Inspection of Bylaws..................................................................21
Section  3.  Contracts and Other Instruments, Loans, Notes

                                          ARTICLE VI - INDEMNIFICATION

                                        ARTICLE VII - EMERGENCY PROVISIONS

                                             ARTICLE VIII - AMENDMENTS
Section   1.  Amendments...........................................................................30

                                                       BYLAWS

                              Bylaws for the regulation, except as otherwise provided
                                    by statute or its Articles of Incorporation

                                                        of

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                            AS AMENDED TO AND INCLUDING
                                                 OCTOBER 18, 2001

                                           ARTICLE I - PRINCIPAL OFFICE

Section 1.        Principal Office.

          The Edison General Office,  situated at 2244 Walnut Grove Avenue,  in the City of Rosemead,  County of Los
Angeles,  State of California,  is hereby fixed as the principal  office for the transaction of the business of the corporation.

                                             ARTICLE II - SHAREHOLDERS

Section 1.        Meeting Locations.

          All meetings of  shareholders  shall be held at the principal  office of the  corporation or at such other place or places  within or without the State of  California  as may be  designated  by the Board of Directors  (the
"Board").  In the event such  places  shall  prove  inadequate  in capacity  for any  meeting of  shareholders,  an adjournment  may be taken to and the meeting held at such other place of adequate  capacity as may be designated by the officer of the corporation presiding at such meeting.

Section 2.        Annual Meetings.

          The 2002 annual meeting of shareholders  and all annual meetings of shareholders  thereafter shall be held on the third  Thursday of the month of May of each year at such time as the  Chairman of the Board shall  designate on said day to elect  directors  to hold  office for the year next  ensuing  and until  their  successors  shall be elected,  and to consider and act upon such other matters as may lawfully be presented to such  meeting;  provided, however,  that should said day fall upon a legal  holiday,  then any such annual meeting of  shareholders  shall be held at such designated time and place on the next day thereafter ensuing which is not a legal holiday.

Section 3.        Special Meetings.

          Special  meetings of the  shareholders  may be called at any time by the Board, the Chairman of the Board, the President,  or upon written  request of any three members of the Board, or by the holders of shares entitled to cast not less than ten  percent of the votes at such  meeting.  Upon  request in  writing  to the  Chairman  of the
Board,  the President,  any Vice President or the Secretary by any person (other than the Board) entitled to call a special  meeting  of  shareholders,  the  officer  forthwith  shall  cause  notice to be given to the  shareholders entitled to vote that a meeting  will be held at a time  requested  by the person or persons  calling the  meeting, not less than  thirty-five  nor more than sixty days after the receipt of the  request.  If the notice is not given within twenty days after receipt of the request, the persons entitled to call the meeting may give the notice.

Section 4.        Notice of Annual or Special Meeting.

          Written notice of each annual or special meeting of  shareholders  shall be given not less than ten (or if sent by  third-class  mail,  thirty) nor more than sixty days  before the date of the  meeting to each  shareholder entitled to vote  thereat.  Such notice  shall state the place,  date,  and hour of the meeting and (i) in the case of a  special  meeting,  the  general  nature  of the  business  to be  transacted,  and no other  business  may be transacted,  or (ii) in the case of an annual  meeting,  those matters which the Board,  at the time of the mailing of the notice,  intends to present for action by the  shareholders,  but,  subject to the  provisions of applicable law and these Bylaws,  any proper matter may be presented at an annual  meeting for such action.  The notice of any special or annual  meeting at which  directors are to be elected  shall  include the names of nominees  intended at the  time  of the  notice  to be  presented  by the  Board  for  election.  For any  matter  to be  presented  by a shareholder at an annual meeting held after  December 31, 1993, but on or before  December 31, 1999,  including the nomination  of any person  (other than a person  nominated by or at the direction of the Board) for election to the
Board,  written  notice must be received by the Secretary of the  corporation  from the  shareholder  not less than sixty nor more than one hundred twenty days prior to the date of the annual  meeting  specified in these Bylaws and to which the  shareholder's  notice relates;  provided  however,  that in the event the annual meeting to which the shareholder's  written  notice relates is to be held on a date which is more than thirty days earlier than the date of the annual meeting  specified in these Bylaws,  the notice from a shareholder  must be received by the Secretary not later than the close of business on the tenth day  following  the date on which public  disclosure  of the date of the annual  meeting was made or given to the  shareholders.  For any matter to be presented by a shareholder  at an annual  meeting held after  December 31,  1999,  including  the  nomination  of any person  (other than a person nominated by or at the direction of the Board) for election to the Board, written notice must be received by the Secretary of the  corporation  from the  shareholder not more than one hundred eighty days nor less than one hundred  twenty days prior to the date on which the proxy  materials for the prior year's annual meeting were first released to shareholders by the corporation;  provided  however,  that in the event the annual meeting to which the shareholder's  written  notice relates is to be held on a date which is more than thirty days earlier or later than the date of the annual  meeting  specified in these Bylaws,  the notice from a shareholder  must be received by the
Secretary  not  earlier  than two  hundred  twenty  days  prior  to the date of the  annual  meeting  to which  the shareholder's  notice  relates  nor later than one  hundred  sixty days prior to the date of such  annual  meeting, unless  less than one  hundred  seventy  days' prior  public  disclosure  of the date of the meeting is made by the earliest possible  quarterly report on Form 10-Q, or, if impracticable,  any means reasonably  calculated to inform shareholders  including  without  limitation  a report  on Form  8-K,  a press  release  or  publication  once in a newspaper of general  circulation in the county in which the principal office is located,  in which event notice by the  shareholder  to be timely must be received not later than the close of business on the tenth day following the date  of  such  public  disclosure.  The  shareholder's  notice  to the  Secretary  shall  set  forth  (a) a  brief description of each matter to be presented at the annual meeting by the shareholder;  (b) the name and address,  as they appear on the corporation's  books, of the shareholder;  (c) the class and number of shares of the corporation which are beneficially  owned by the shareholder;  and (d) any material  interest of the shareholder in the matters to be presented.  Any  shareholder  who intends to nominate a candidate  for election as a director  shall also set forth in such a notice (i) the name,  age,  business  address and residence  address of each nominee that he or she intends to nominate at the meeting,  (ii) the principal  occupation or employment of each nominee,  (iii) the class and number of shares of capital stock of the  corporation  beneficially  owned by each nominee,  and (iv) any other information  concerning  the  nominee  that  would be  required  under the  rules of the  Securities  and  Exchange
Commission  in a proxy  statement  soliciting  proxies  for the  election  of the  nominee.  The notice  shall also include a consent,  signed by the  shareholder's  nominees,  to serve as a director of the  corporation if elected.
Notwithstanding  anything in these Bylaws to the contrary,  and subject to the provisions of any applicable law, no business shall be conducted at a special or annual  meeting  except in accordance  with the procedures set forth in this Section 4.

          Notice of a  shareholders'  meeting shall be given either  personally or by  first-class  mail (or, if the outstanding  shares of the  corporation  are held of  record  by 500 or more  persons  on the  record  date for the meeting,  by  third-class  mail) or by other means of written  communication,  addressed to the  shareholder at the address  of such  shareholder  appearing  on the  books  of the  corporation  or given  by the  shareholder  to the corporation  for the  purpose  of  notice;  or, if no such  address  appears  or is given,  at the place  where the principal office of the corporation is located or by publication at least once in a newspaper of general circulation  in the county in which the  principal  office is located.  Notice by mail shall be deemed to have been given at the time a written  notice is deposited in the United States  mails,  postage  prepaid.  Any other written notice shall be deemed to have been given at the time it is  personally  delivered to the recipient or is delivered to a common  carrier  for  transmission,  or actually  transmitted  by the person  giving the notice by  electronic means, to the recipient.

Section 5.        Quorum.

          A majority of the shares entitled to vote,  represented in person or by proxy,  shall  constitute a quorum at any  meeting of  shareholders.  The  affirmative  vote of a majority of the shares  represented  and voting at a duly held meeting at which a quorum is present  (which  shares  voting  affirmatively  also  constitute  at least a majority of the  required  quorum)  shall be the act of the  shareholders,  unless the vote of a greater  number or voting by classes is required by law or the Articles;  provided,  however,  that the shareholders present at a duly
called  or  held  meeting  at  which  a  quorum  is  present  may  continue  to  do  business  until   adjournment,
notwithstanding  the withdrawal of enough  shareholders to have less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 6.        Adjourned Meeting and Notice Thereof.

          Any shareholders'  meeting,  whether or not a quorum is present, may be adjourned from time to time by the vote of a  majority  of the  shares,  the  holders of which are either  present in person or  represented  by proxy thereat,  but in the absence of a quorum  (except as provided in Section 5 of this  Article) no other  business may be transacted at such meeting.

          It shall not be  necessary  to give any  notice of the time and place of the  adjourned  meeting or of the business to be transacted  thereat,  other than by announcement at the meeting at which such  adjournment is taken.
At the  adjourned  meeting,  the  corporation  may transact any business  which might have been  transacted  at the original  meeting.  However,  when any  shareholders'  meeting is adjourned  for more than  forty-five  days or, if after  adjournment a new record date is fixed for the adjourned  meeting,  notice of the adjourned meeting shall be given as in the case of an original meeting.

Section 7.        Voting.

          The  shareholders  entitled to notice of any meeting or to vote at any such meeting  shall be only persons in whose name shares stand on the stock  records of the  corporation  on the record date  determined  in accordance with Section 8 of this Article.

          Voting  shall  in all  cases  be  subject  to the  provisions  of  Chapter  7 of  the  California  General
Corporation Law, and to the following provisions:

          (a)      Subject to clause (g),  shares  held by an  administrator,  executor,  guardian,  conservator  or custodian  may be voted by such  holder  either in person or by proxy,  without a transfer  of such shares into the holder's  name;  and shares  standing in the name of a trustee may be voted by the trustee,  either in person or by proxy,  but no trustee  shall be entitled to vote  shares  held by such  trustee  without a transfer of such shares into the trustee's name.

          (b)      Shares  standing in the name of a receiver may be voted by such  receiver;  and shares held by or under the control of a receiver  may be voted by such  receiver  without the transfer  thereof into the  receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

          (c)      Subject to the provisions of Section 705 of the  California  General  Corporation  Law and except where  otherwise  agreed in writing between the parties,  a shareholder  whose shares are pledged shall be entitled to vote such  shares  until the shares have been  transferred  into the name of the  pledgee,  and  thereafter  the pledgee shall be entitled to vote the shares so transferred.

          (d)      Shares  standing  in the name of a minor may be voted and the  corporation  may treat all  rights incident  thereto as exercisable by the minor,  in person or by proxy,  whether or not the  corporation has notice, actual or  constructive,  of the non-age  unless a guardian of the minor's  property has been appointed and written notice of such appointment given to the corporation.

          (e)      Shares  standing in the name of another  corporation,  domestic or foreign,  may be voted by such officer,  agent or  proxyholder  as the bylaws of such other  corporation  may prescribe or, in the absence of such provision,  as the  Board of  Directors  of such  other  corporation  may  determine  or,  in the  absence  of such determination,  by the chairman of the board,  president or any vice  president  of such other  corporation,  or by any other person  authorized to do so by the chairman of the board,  president or any vice  president of such other corporation.  Shares  which  are  purported  to be voted or any proxy  purported  to be  executed  in the name of a corporation  (whether  or not any title of the person  signing is  indicated)  shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

          (f)      Shares of the corporation  owned by any of its subsidiaries  shall not be entitled to vote on any matter.

          (g)      Shares of the  corporation  held by the  corporation in a fiduciary  capacity,  and shares of the corporation held in a fiduciary  capacity by any of its subsidiaries,  shall not be entitled to vote on any matter, except to the extent that the settlor or  beneficial  owner  possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

          (h)      If shares stand of record in the names of two or more persons,  whether  fiduciaries,  members of a partnership,  joint tenants, tenants in common, husband and wife as community property,  tenants by the entirety, voting  trustees,  persons entitled to vote under a shareholder  voting  agreement or otherwise,  or if two or more persons  (including  proxyholders)  have the same fiduciary  relationship  respecting  the same shares,  unless the secretary  of the  corporation  is  given  written  notice  to the  contrary  and is  furnished  with a copy of the instrument  or order  appointing  them or creating  the  relationship  wherein it is so  provided,  their acts with respect to voting shall have the following effect:

         (i)      If only one votes, such act binds all;

         (ii)     If more than one vote, the act of the majority so voting binds all;

         (iii)    If more than one vote,  but the vote is evenly split on any particular  matter,  each faction may vote the securities in question proportionately.

         If the  instrument  so filed or the  registration  of the shares  shows  that any such  tenancy is held in unequal  interests,  a majority or even split for the purpose of this section  shall be a majority or even split in interest.

         No  shareholder  of any class of stock of this  corporation  shall be entitled  to  cumulate  votes at any election of directors of this corporation.

         Elections for directors need not be by ballot;  provided,  however,  that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

         In any  election  of  directors,  the  candidates  receiving  the  highest  number of votes of the  shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

Section 8.        Record Date.

         The Board may fix,  in  advance,  a record  date for the  determination  of the  shareholders  entitled to notice of any meeting or to vote or  entitled to receive  payment of any  dividend  or other  distribution,  or any allotment of rights, or to

exercise  rights in respect of any other  lawful  action.  The  record  date so fixed  shall be not more than sixty days nor less than ten days prior to the date of the  meeting  nor more than sixty days prior to any other  action.
When a record date is so fixed,  only  shareholders of record at the close of business on that date are entitled to notice of and to vote at the  meeting or to receive the  dividend,  distribution,  or  allotment  of rights,  or to exercise the rights,  as the case may be,  notwithstanding  any transfer of shares on the books of the  corporation after the record date,  except as otherwise  provided by law or these Bylaws.  A  determination  of shareholders of record  entitled  to  notice of or to vote at a meeting  of  shareholders  shall  apply to any  adjournment  of the meeting  unless the Board  fixes a new record  date for the  adjourned  meeting.  The Board  shall fix a new record date if the meeting is adjourned for more than forty-five days.

         If no record date is fixed by the Board, the record date for determining  shareholders  entitled to notice of or to vote at a meeting of  shareholders  shall be at the close of business on the business  day next  preceding the day on which  notice is given  or, if notice is  waived,  at the close of  business  on the  business  day next preceding  the day on which the  meeting is held.  The record  date for  determining  shareholders  for any purpose other than as set forth in this  Section 8 or Section 10 of this  Article  shall be at the close of business on the day on which the Board  adopts the  resolution  relating  thereto,  or the  sixtieth  day prior to the date of such other action, whichever is later.

Section 9.        Consent of Absentees.

         The  transactions of any meeting of  shareholders,  however called and noticed,  and wherever held, are as valid as though had at a meeting duly held after regular call and notice,  if a quorum is present  either in person or by proxy,  and if,  either  before or after the meeting,  each of the persons  entitled to vote,  not present in person or by proxy,  signs a written  waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof.  All such waivers,  consents or approvals shall be filed with the corporate  records or made a part of the minutes of the  meeting.  Neither the  business to be  transacted  at nor the purpose of any regular or special  meeting of shareholders  need be specified in any written waiver of notice,  consent to the holding of the meeting or approval  of the minutes  thereof,  except as  provided  in Section  601 (f) of the  California  General
Corporation Law.

Section 10.       Action Without Meeting.

         Subject to Section 603 of the California  General  Corporation Law, any action which,  under any provision of the California  General  Corporation  Law, may be taken at any annual or special meeting of shareholders  may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken,  shall be signed by the holders of  outstanding  shares having not less than the minimum number of votes that would be necessary  to  authorize or take such action at a meeting at which all shares  entitled to vote thereon  were  present  and voted.  Unless a record  date for voting  purposes be fixed as provided in Section 8 of this Article,  the record date for determining  shareholders  entitled to give consent pursuant to this Section 10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

Section 11.       Proxies.

         Every  person  entitled to vote shares has the right to do so either in person or by one or more  persons, not to exceed three,  designated by a proxy  authorized by such shareholder or the  shareholder's  attorney in fact and filed with the corporation,  in accordance with Cal. Corp. Codess.178.  Subject to the following  sentence,  any proxy duly  authorized  continues in full force and effect until revoked by the person  authorizing it prior to the vote  pursuant  thereto  by a writing  delivered  to the  corporation  stating  that the proxy is  revoked  or by a subsequent  proxy  authorized  by the person  authorizing  the prior  proxy and  presented  to the  meeting,  or by attendance  at the meeting and voting in person by the person  authorizing  the proxy;  provided,  however,  that a proxy is not revoked by the death or  incapacity of the maker unless,  before the vote is counted,  written  notice of such death or  incapacity  is received by this  corporation.  No proxy  shall be valid after the  expiration  of eleven months from the date of its authorization unless otherwise provided in the proxy.

Section 12.       Inspectors of Election.

         In advance of any  meeting of  shareholders,  the Board may appoint  any  persons  other than  nominees as inspectors  of election to act at such meeting and any  adjournment  thereof.  If inspectors of election are not so appointed,  or if any persons so  appointed  fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or  shareholder's  proxy shall,  make such  appointments at the meeting.  The number of  inspectors  shall be either  one or three.  If  appointed  at a meeting  on the  request  of one or more shareholders or proxies,  the majority of shares present shall determine  whether one or three inspectors are to be appointed.

         The  duties of such  inspectors  shall be as  prescribed  by  Section  707 (b) of the  California  General
Corporation Law and shall include:  determining the number of shares  outstanding and the voting power of each, the shares  represented  at the  meeting,  the  existence  of a quorum,  and the  authenticity,  validity and effect of proxies;  receiving  votes,  ballots or consents;  hearing and  determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall  close;  determining  the result;  and doing such acts as may be proper to conduct the  election or vote  with  fairness  to all  shareholders.  If there  are three  inspectors  of  election,  the  decision,  act or certificate  of a majority is effective in all respects as the decision,  act or  certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                              ARTICLE III - DIRECTORS

Section 1.        Powers.

         Subject to limitations  of the Articles,  of these Bylaws and of the California  General  Corporation  Law
relating to action  required to be approved by the  shareholders  or by the  outstanding  shares,  the business and affairs of the corporation  shall be managed and all corporate  powers shall be exercised by or under the direction of the  Board.  The  Board  may  delegate  the  management  of the  day-to-day  operation  of the  business  of the corporation  provided that the business and affairs of the  corporation  shall be managed and all corporate  powers shall be  exercised  under the ultimate  direction of the Board.  Without  prejudice  to such general  powers,  but subject to the same  limitations,  it is hereby  expressly  declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

         (a)      To select and remove all the other officers,  agents and employees of the corporation,  prescribe the powers and duties for them as may not be  inconsistent  with law, with the Articles or these Bylaws,  fix their compensation and require from them security for faithful service.

         (b)      To conduct,  manage and control the  affairs  and  business of the  corporation  and to make such rules and regulations  therefor not inconsistent  with law, or with the Articles or these Bylaws,  as they may deem best.

         (c)      To adopt,  make and use a corporate  seal, and to prescribe the forms of  certificates  of stock, and to alter the form of such seal and of such  certificates  from time to time as in their  judgment they may deem best.

         (d)      To authorize  the  issuance of shares of stock of the  corporation  from time to time,  upon such terms and for such consideration as may be lawful.

         (e)      To borrow money and incur  indebtedness for the purposes of the  corporation,  and to cause to be executed and delivered  therefor,  in the corporate name,  promissory  notes,  bonds,  debentures,  deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

Section 2.        Number of Directors.

         The authorized  number of directors  shall be not less than nine nor more than seventeen  until changed by amendment of the Articles or by a Bylaw duly adopted by the  shareholders.  The exact number of directors  shall be fixed,  within the limits  specified,  by the Board by adoption of a resolution or by the  shareholders in the same manner provided in these Bylaws for the amendment thereof.

Section 3.        Election and Term of Office.

         The  directors  shall be  elected  at each  annual  meeting of the  shareholders,  but if any such  annual meeting is not held or the directors are not elected  thereat,  the directors may be elected at any special meeting of  shareholders  held for that purpose.  Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.

Section 4.        Vacancies.

         Any  director  may  resign  effective  upon  giving  written  notice to the  Chairman  of the  Board,  the
President,  the  Secretary or the Board,  unless the notice  specifies a later time for the  effectiveness  of such resignation.  If the  resignation  is effective  at a future  time, a successor  may be elected to take office when the resignation becomes effective.

         Vacancies in the Board,  except those existing as a result of a removal of a director,  may be filled by a majority  of the  remaining  directors,  though  less  than a quorum,  or by a sole  remaining  director,  and each director so elected shall hold office until the next annual  meeting and until such  director's  successor has been elected  and  qualified.  Vacancies  existing  as a  result  of a  removal  of a  director  may  be  filled  by the shareholders as provided by law.

         A vacancy  or  vacancies  in the  Board  shall be deemed  to exist in case of the  death,  resignation  or removal of any director,  or if the authorized  number of directors be increased,  or if the shareholders  fail, at any annual or special  meeting of  shareholders  at which any director or directors are elected,  to elect the full authorized number of directors to be voted for at that meeting.

         The Board may declare  vacant the office of a director  who has been  declared of unsound mind by an order of court or convicted of a felony.

         The  shareholders  may elect a director  or  directors  at any time to fill any vacancy or  vacancies  not filled by the  directors.  Any such  election by written  consent  other than to fill a vacancy  created by removal requires the consent of a

majority of the outstanding  shares  entitled to vote. If the Board accepts the resignation of a director  tendered to take  effect at a future  time,  the Board or the  shareholders  shall have power to elect a  successor  to take office when the resignation is to become effective.

         No reduction of the  authorized  number of directors  shall have the effect of removing any director prior to the expiration of the director's term of office.

Section 5.        Place of Meeting.

         Regular  or  special  meetings  of the Board  shall be held at any place  within or  without  the State of
California  which has been  designated  from  time to time by the  Board or as  provided  in these  Bylaws.  In the absence of such designation, regular meetings shall be held at the principal office of the corporation.

Section 6.        Organization Meeting.

         Promptly following each annual meeting of shareholders the Board shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business.

Section 7.        Special Meetings and Other Regular Meetings.

         Special  meetings and regular  meetings other than  organization  meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President,  any Vice President,  the Secretary
or by any two directors.

         Such  meetings  of the Board shall be held upon four days'  notice by mail or  forty-eight  hours'  notice delivered  personally or by telephone,  including a voice messaging  system or other system or technology  designed to record and  communicate  messages,  telegraph,  telex,  facsimile,  electronic  mail or other  similar  means of communication.  Any such notice  shall be  addressed or  delivered  to each  director at such  director's  address, telephone number, telex number,  facsimile number, E-mail address, or other designated  location(s),  as shown upon the  records of the  corporation  or as may have been given to the  corporation  by the  director  for  purposes of notice or, if such  information  is not shown on such  records  or is not  readily  ascertainable,  at the place in which the meetings of the directors are regularly held.  The notice need not specify the purpose of such meeting.

         Notice  by mail  shall be  deemed to have been  given at the time a  written  notice is  deposited  in the
United States mail,  postage  prepaid.  Any other written  notice shall be deemed to have been given at the time it is  personally  delivered  to the  recipient  or is delivered  to a common  carrier for  transmission,  or actually transmitted by the person giving the notice by electronic means to the recipient.

Oral  notice  shall be deemed  to have  been  given at the time it is  communicated,  in  person  or by  telephone, wireless,  or other  similar  means,  to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly  communicate it to the recipient,  or actually transmitted to the  recipient  by the person  giving  the  notice by a system or  technology  designed  to record and  communicate messages.

Section 8.        Quorum.

         One-third of the number of authorized  directors  constitutes a quorum of the Board for the transaction of business,  except to adjourn as provided  in Section ll of this  Article.  Every act or decision  done or made by a majority  of the  directors  present at a meeting  duly held at which a quorum is present  shall be regarded as the act of the  Board,  unless a greater  number is  required  by law or by the  Articles;  provided,  however,  that a meeting at which a quorum is initially  present may continue to transact  business  notwithstanding  the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 9.        Participation in Meetings by Conference Telephone.

         Members  of the  Board may  participate  in a meeting  through  use of  conference  telephone  or  similar communications  equipment,  so long as all  members  participating  in such  meeting  can  hear one  another.  Such participation constitutes presence in person at such meeting.

Section 10.       Waiver of Notice.

         The  transactions  of any meeting of the Board,  however called and noticed or wherever held, are as valid as though had at a meeting  duly held after  regular call and notice if a quorum is present and if,  either  before or after the meeting,  each of the  directors not present  signs a written  waiver of notice,  a consent to holding such meeting or an approval of the minutes  thereof.  All such waivers,  consents or approvals  shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 11.       Adjournment.

         A majority  of the  directors  present,  whether or not a quorum is present,  may  adjourn any  directors'
meeting  to another  time and place.  Notice of the time and place of  holding  an  adjourned  meeting  need not be given to absent  directors  if the time and place is fixed at the meeting  adjourned.  If the meeting is  adjourned for more than  twenty-four  hours,  notice of any  adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 12.       Fees and Compensation.

         Directors and members of committees may receive such  compensation,  if any, for their services,  and such reimbursement for expenses, as may be fixed or determined by the Board.

Section 13.       Action Without Meeting.

         Any action  required or permitted  to be taken by the Board may be taken  without a meeting if all members of the Board  shall  individually  or  collectively  consent in writing to such  action.  Such  written  consent or consents  shall  have the same  force and  effect  as a  unanimous  vote of the  Board and shall be filed  with the minutes of the proceedings of the Board.

Section 14.       Rights of Inspection.

         Every  director  shall have the  absolute  right at any  reasonable  time to  inspect  and copy all books, records and  documents  of every kind and to inspect the physical  properties  of the  corporation  and also of its subsidiary  corporations,  domestic or foreign.  Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and make extracts.

Section 15.       Committees.

         The Board may appoint one or more  committees,  each consisting of two or more directors,  to serve at the pleasure of the Board.  The Board may delegate to such  committees  any or all of the authority of the Board except with respect to:

         (a)      The  approval  of any action  for which the  California  General  Corporation  Law also  requires shareholders' approval or approval of the outstanding shares;

         (b)      The filling of vacancies on the Board or in any committee;

         (c)      The fixing of compensation of the directors for serving on the Board or on any committee;

         (d)      The amendment or repeal of Bylaws or the adoption of new Bylaws;

         (e)      The  amendment  or repeal of any  resolution  of the Board which by its  express  terms is not so amendable or repealable;

         (f)      A distribution to the  shareholders  of the corporation  except at a rate or in a periodic amount or within a price range determined by the Board; or

         (g)      The appointment of other committees of the Board or the members thereof.

         Any such committee,  or any member or alternate  member thereof,  must be appointed by resolution  adopted by a majority of the exact number of  authorized  directors as  specified in Section 2 of this  Article.  The Board shall have the power to prescribe  the manner and timing of giving of notice of regular or special  meetings of any committee  and the manner in which  proceedings  of any committee  shall be  conducted.  In the absence of any such prescription,  such  committee  shall  have the power to  prescribe  the manner in which its  proceedings  shall be conducted.  Unless the Board or such  committee  shall  otherwise  provide,  the regular and special  meetings  and other actions of any such  committee  shall be governed by the  provisions  of this Article  applicable to meetings and actions of the Board.  Minutes shall be kept of each meeting of each committee.

                                               ARTICLE IV - OFFICERS

Section 1.        Officers.

         The  officers  of the  corporation  shall be a  Chairman  of the Board,  a  President,  a Chief  Financial
Officer,  one or more Vice  Presidents,  a General  Counsel,  one or more Associate  General  Counsel,  one or more
Assistant General Counsel,  a Controller,  one or more Assistant  Controllers,  a Treasurer,  one or more Assistant
Treasurers,  a  Secretary  and one or more  Assistant  Secretaries,  and such other  officers  as may be elected or appointed in  accordance  with Section 5 of this  Article.  The Board,  the Chairman of the Board or the  President
may  confer  a  special  title  upon any Vice  President  not  specified  herein.  Any  number  of  offices  of the corporation may be held by the same person.

Section 2.        Election.

         The officers of the  corporation,  except such officers as may be elected or appointed in accordance  with the  provisions  of Section 5 or Section 6 of this  Article,  shall be chosen  annually  by, and shall serve at the pleasure  of the Board,  and shall  hold their  respective  offices  until  their  resignation,  removal,  or other disqualification from service, or until their respective successors shall be elected.

Section 3.        Eligibility of Chairman or President.

         No person shall be eligible  for the office of Chairman of the Board or President  unless such person is a member of the Board of the corporation; any other officer may or may not be a director.

Section 4.        Removal and Resignation.

         Any  officer  may be removed,  either  with or without  cause,  by the Board at any time or by any officer upon whom such power or removal may be  conferred  by the Board.  Any such  removal  shall be without  prejudice to the rights, if any, of the officer under any contract of employment of the officer.

         Any officer may resign at any time by giving written notice to the corporation,  but without  prejudice to the rights,  if any, of the corporation  under any contract to which the officer is a party.  Any such  resignation shall take effect at the date of the  receipt of such notice or at any later time  specified  therein  and,  unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.        Appointment of Other Officers.

         The Board may appoint such other  officers as the business of the  corporation  may require,  each of whom shall hold office for such period,  have such  authority,  and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

Section 6.        Vacancies.

         A vacancy in any office  because  of death,  resignation,  removal,  disqualification  or any other  cause shall be filled at any time deemed  appropriate  by the Board in the manner  prescribed in these Bylaws for regular election or appointment to such office.

Section 7.        Salaries.

         The salaries of the Chairman of the Board,  President,  Chief Financial Officer, Vice Presidents,  General
Counsel,  Controller,  Treasurer  and  Secretary of the  corporation  shall be fixed by the Board.  Salaries of all other officers shall be as approved from time to time by the chief executive officer.

Section 8.        Furnish Security for Faithfulness.

         Any  officer or  employee  shall,  if  required  by the Board,  furnish to the  corporation  security  for faithfulness to the extent and of the character that may be required.

Section 9.        Chairman's Duties; Succession to Such Duties in Chairman's Absence or Disability.

         The Chairman of the Board shall be the chief  executive  officer of the  corporation  and shall preside at all  meetings of the  shareholders  and of the Board.  Subject to the Board,  the  Chairman of the Board shall have charge of the  business  of the  corporation,  including  the  construction  of its plants and  properties  and the operation  thereof.  The Chairman of the Board shall keep the Board fully  informed,  and shall freely consult them concerning the business of the corporation.

         In the  absence  or  disability  of the  Chairman  of the  Board,  the  President  shall  act as the chief executive  officer  of the  corporation;  in the  absence  or  disability  of the  Chairman  of the  Board  and the
President,  the next in order of election by the Board of the Vice Presidents shall act as chief executive  officer of the corporation.

         In the absence or  disability  of the Chairman of the Board,  the  President  shall act as Chairman of the
Board at meetings of the Board;  in the absence or disability of the Chairman of the Board and the  President,  the
next,  in order of  election  by the  Board,  of the Vice  Presidents  who is a member  of the  Board  shall act as
Chairman  of the Board at any such  meeting of the Board;  in the  absence or  disability  of the  Chairman  of the
Board,  the  President,  and such Vice  Presidents  who are  members  of the Board,  the Board  shall  designate  a temporary Chairman to preside at any such meeting of the Board.

Section 10.       President's Duties.

         The  President  shall  perform such other duties as the Chairman of the Board shall  delegate or assign to such officer.

Section 11.       Chief Financial Officer.

         The Chief Financial  Officer of the corporation  shall be the chief  consulting  officer in all matters of financial import and shall have control over all financial matters concerning the corporation.

Section 12.       Vice Presidents' Duties.

         The Vice Presidents shall perform such other duties as the chief executive officer shall designate.

Section 13.       General Counsel's Duties.

         The General  Counsel shall be the chief  consulting  officer of the  corporation in all legal matters and, subject to the chief  executive  officer,  shall have  control  over all  matters of legal  import  concerning  the corporation.

Section 14.       Associate General Counsel's and Assistant General Counsel's Duties.

         The  Associate  General  Counsel  shall  perform such of the duties of the General  Counsel as the General
Counsel shall designate,  and in the absence or disability of the General Counsel,  the Associate  General Counsel,
in order of election to that office by the Board at its latest  organizational  meeting,  shall  perform the duties of the General  Counsel.  The Assistant  General  Counsel  shall  perform such duties as the General  Counsel shall designate.

Section 15.       Controller's Duties.

         The  Controller  shall be the chief  accounting  officer  of the  Corporation  and,  subject  to the Chief
Financial  Officer,  shall have control over all accounting  matters  concerning the  Corporation and shall perform such other duties as the Chief Executive Officer shall designate.

Section 16.       Assistant Controllers' Duties.

         The Assistant  Controllers  shall perform such of the duties of the  Controller  as the  Controller  shall designate, and in the absence or disability of the Controller,  the Assistant Controllers,  in order of election to that office by the Board at its latest organizational meeting, shall perform the duties of the Controller.

Section 17.       Treasurer's Duties.

         It shall be the duty of the Treasurer to keep in custody or control all money,  stocks,  bonds,  evidences of debt,  securities  and other  items of value  that may  belong to, or be in the  possession  or control  of, the corporation,  and to dispose of the same in such  manner as the Board or the chief  executive  officer  may direct, and to perform all acts incident to the position of Treasurer.

Section 18.       Assistant Treasurers' Duties.

         The  Assistant  Treasurers  shall  perform  such of the duties of the  Treasurer  as the  Treasurer  shall designate,  and in the absence or disability of the Treasurer,  the Assistant  Treasurers,  in order of election to that office by the Board at its latest organizational  meeting,  shall perform the duties of the Treasurer,  unless action is taken by the Board as contemplated in Article IV, Section 22.

Section 19.       Secretary's Duties.

         The  Secretary  shall  keep  or  cause  to be  kept  full  and  complete  records  of the  proceedings  of shareholders,  the Board and its  committees  at all  meetings,  and shall affix the  corporate  seal and attest by signing copies of any part thereof when required.

         The Secretary  shall keep, or cause to be kept, a copy of the Bylaws of the  corporation  at the principal office in accordance with Section 213 of the California General Corporation Law.

         The Secretary  shall be the custodian of the corporate seal and shall affix it to such  instruments as may be required.

         The  Secretary  shall  keep on hand a supply of blank  stock  certificates  of such forms as the Board may adopt.

         The  Secretary  shall serve or cause to be served by  publication  or otherwise,  as may be required,  all notices of meetings and of other  corporate  acts that may by law or otherwise be required to be served,  and shall make or cause to be made and filed in the  principal  office  of the  corporation,  the  necessary  certificate  or proofs thereof.

         An affidavit of mailing of any notice of a  shareholders'  meeting or of any report,  in  accordance  with the provisions of Section 601 (b) of the California  General  Corporation  Law,  executed by the Secretary shall be prima facie evidence of the fact that such notice or report had been duly given.

         The Secretary may, with the Chairman of the Board, the President,  or a Vice President,  sign certificates of  ownership  of stock in the  corporation,  and shall cause all  certificates  so signed to be delivered to those entitled thereto.

         The Secretary shall keep all records required by the California General Corporation Law.

         The Secretary shall  generally  perform the duties usual to the office of secretary of  corporations,  and such other duties as the chief executive officer shall designate.

Section 20.       Assistant Secretaries' Duties.

         Assistant  Secretaries  shall  perform  such  of the  duties  of the  Secretary  as  the  Secretary  shall designate, and in the absence or disability of the Secretary,  the Assistant Secretaries,  in the order of election to that  office by the Board at its latest  organizational  meeting,  shall  perform  the duties of the  Secretary, unless action is taken by the Board as contemplated in Article IV, Sections 21 and 22 of these Bylaws.

Section 21.       Secretary Pro Tempore.

         At any meeting of the Board or of the  shareholders  from which the  Secretary is absent,  a Secretary pro tempore may be appointed and act.

Section 22.       Election of Acting Treasurer or Acting Secretary.

         The Board may elect an Acting  Treasurer,  who shall  perform all the duties of the  Treasurer  during the absence or  disability of the  Treasurer,  and who shall hold office only for such a term as shall be determined by the Board.

         The Board may elect an Acting  Secretary,  who shall  perform all the duties of the  Secretary  during the absence or  disability of the  Secretary,  and who shall hold office only for such a term as shall be determined by the Board.

         Whenever the Board shall elect either an Acting  Treasurer or Acting  Secretary,  or both, the officers of the  corporation  as set forth in Article IV, Section 1 of these Bylaws,  shall include as if therein  specifically set out, an Acting Treasurer or an Acting Secretary, or both.

Section 23.       Performance of Duties.

         Officers  shall  perform  the  duties of their  respective  offices  as stated in these  Bylaws,  and such additional duties as the Board shall designate.

                                           ARTICLE V - OTHER PROVISIONS

Section 1.        Inspection of Corporate Records.

         (a)      A shareholder or  shareholders  holding at least five percent in the aggregate of the outstanding voting shares of the  corporation  or who hold at least one percent of such voting shares and have filed a Schedule
14B with the United  States  Securities  and  Exchange  Commission  relating to the  election of  directors  of the corporation shall have an absolute right to do either or both of the following:

                  (i)      Inspect  and copy the record of  shareholders'  names and  addresses  and  shareholdings during usual business hours upon five business days' prior written demand upon the corporation; or

                  (ii)     Obtain from the transfer  agent, if any, for the  corporation,  upon five business days'
prior  written  demand and upon the tender of its usual  charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request),  a list of the shareholders'  names and addresses who are entitled to vote for the election of directors and their  shareholdings,  as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

         (b)      The record of  shareholders  shall also be open to inspection  and copying by any  shareholder or holder  of a voting  trust  certificate  at any time  during  usual  business  hours  upon  written  demand  on the corporation,  for a purpose  reasonably  related to such holder's  interest as a shareholder  or holder of a voting trust certificate.

         (c)      The accounting  books and records and minutes of proceedings  of the  shareholders  and the Board and committees of the Board shall be open to inspection  upon written demand on the  corporation of any shareholder or holder of a voting  trust  certificate  at any  reasonable  time  during  usual  business  hours,  for a purpose reasonably related to such holder's interests as a shareholder or as a holder of such voting trust certificate.

         (d)      Any  such  inspection  and  copying  under  this  Article  may be made in  person  or by agent or attorney.

Section 2.        Inspection of Bylaws.

         The  corporation  shall keep in its principle  office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by shareholders at all reasonable times during office hours.

Section 3.        Contracts and Other Instruments, Loans, Notes and Deposits of Funds.

         The Chairman of the Board,  the President,  or a Vice President,  either alone or with the Secretary or an
Assistant  Secretary,  or  the  Secretary  alone,  shall  execute  in the  name  of the  corporation  such  written instruments as may be authorized by the Board and,  without  special  direction of the Board,  such  instruments as transactions  of the ordinary  business of the  corporation  may require  and,  such  officers  without the special direction of the Board may authenticate,  attest or countersign any such instruments when deemed  appropriate.  The
Board  may   authorize   any  person,   persons,   entity,   entities,   attorney,   attorneys,   attorney-in-fact,
attorneys-in-fact,  agent or agents,  to enter into any contract or execute and deliver any  instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         No loans shall be contracted on behalf of the corporation and no evidences of such  indebtedness  shall be issued in its name unless  authorized by the Board as it may direct.  Such  authority may be general or confined to specific instances.

         All checks,  drafts,  or other similar orders for the payment of money,  notes, or other such evidences of indebtedness  issued in the name of the  corporation  shall be signed by such officer or officers,  agent or agents of the corporation and in such manner as the Board or chief executive officer may direct.

         Unless  authorized  by the Board or these  Bylaws,  no officer,  agent,  employee  or any other  person or persons  shall have any power or authority to bind the  corporation  by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

         All funds of the  corporation  not otherwise  employed  shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board may direct.

Section 4.        Certificates of Stock.

         Every holder of shares of the  corporation  shall be entitled to have a certificate  signed in the name of the  corporation  by the Chairman of the Board,  the  President,  or a Vice  President  and by the  Treasurer or an
Assistant  Treasurer or the Secretary or an Assistant  Secretary,  certifying the number of shares and the class or series of shares owned by the  shareholder.  Any or all of the signatures on the certificate  may be facsimile.  In case any officer,  transfer agent or registrar who has signed or whose  facsimile  signature has been placed upon a certificate  shall have ceased to be such officer,  transfer agent or registrar  before such certificate is issued, it may be issued by the  corporation  with the same effect as if such person  were an  officer,  transfer  agent or registrar at the date of issue.

         Certificates  for shares may be used prior to full payment under such  restrictions  and for such purposes as the Board may provide;  provided,  however,  that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

         Except as provided in this Section,  no new  certificate  for shares shall be issued in lieu of an old one unless the latter is surrendered  and canceled at the same time. The Board may,  however,  if any  certificate  for shares is alleged to have been lost,  stolen or  destroyed,  authorize  the issuance of a new  certificate  in lieu thereof,  and the  corporation  may  require  that  the  corporation  be given a bond or  other  adequate  security sufficient  to indemnify  it against any claim that may be made  against it  (including  expense or  liability)  on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 5.        Transfer Agent, Transfer Clerk and Registrar.

         The Board may, from time to time,  appoint  transfer  agents,  transfer  clerks,  and stock  registrars to transfer  and  register  the  certificates  of the  capital  stock  of the  corporation,  and may  provide  that no certificate of capital stock shall be valid without the signature of the stock  transfer  agent or transfer  clerk, and stock registrar.

Section 6.        Representation of Shares of Other Corporations.

         The chief  executive  officer  or any  other  officer  or  officers  authorized  by the Board or the chief executive  officer are each  authorized  to vote,  represent and exercise on behalf of the  corporation  all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation.

The  authority  herein  granted  may be  exercised  either by any such  officer  in  person or by any other  person authorized so to do by proxy or power of attorney duly executed by said officer.

Section 7.        Stock Purchase Plans.

         The  corporation  may adopt and carry out a stock  purchase  plan or  agreement  or stock  option  plan or agreement  providing for the issue and sale for such  consideration as may be fixed of its unissued  shares,  or of issued shares  acquired,  to one or more of the employees or directors of the  corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in  installments  or at one time, and may provide for such shares in  installments  or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

         Any such stock  purchase  plan or agreement or stock  option plan or  agreement  may include,  among other features,  the fixing of eligibility for participation  therein, the class and price of shares to be issued or sold under the plan or  agreement,  the number of shares which may be  subscribed  for, the method of payment  therefor, the  reservation of title until full payment  therefor,  the effect of the  termination of employment and option or obligation on the part of the  corporation  to repurchase the shares upon  termination of employment,  restrictions upon  transfer of the  shares,  the time  limits of and  termination  of the plan,  and any other  matters,  not in violation  of  applicable  law,  as may be  included  in the plan as  approved  or  authorized  by the Board or any committee of the Board.

Section 8.        Fiscal Year and Subdivisions.

         The  calendar  year shall be the  corporate  fiscal  year of the  corporation.  For the  purpose of paying dividends,  for making reports and for the convenient  transaction  of the business of the  corporation,  the Board may divide the fiscal year into appropriate subdivisions.

Section 9.        Construction and Definitions.

         Unless the context  otherwise  requires,  the general  provisions,  rules of construction  and definitions contained in the General Provisions of the California  Corporations Code and in the California General  Corporation
Law shall govern the construction of these Bylaws.

                                           ARTICLE VI - INDEMNIFICATION

Section 1.        Indemnification of Directors and Officers.

         Each  person  who  was or is a  party  or is  threatened  to be  made a  party  to or is  involved  in any threatened,  pending or completed action,  suit or proceeding,  formal or informal,  whether brought in the name of
the  corporation  or  otherwise  and  whether  of  a  civil,  criminal,   administrative  or  investigative  nature
(hereinafter  a  "proceeding"),  by reason  of the fact that he or she,  or a person of whom he or she is the legal representative,  is or was a director  or officer of the  corporation  or is or was  serving at the  request of the corporation as a director,  officer,  employee or agent of another corporation or of a partnership,  joint venture, trust or other  enterprise,  including  service with respect to employee  benefit plans,  whether the basis of such proceeding is an alleged  action or inaction in an official  capacity or in any other  capacity  while serving as a director or officer,  shall,  subject to the terms of any agreement  between the  corporation  and such person,  be indemnified and held harmless by the  corporation to the fullest extent  permissible  under  California law and the corporation's Articles of Incorporation,  against all costs, charges,  expenses,  liabilities and losses (including attorneys' fees,  judgments,  fines,  ERISA excise taxes or penalties and amounts paid or to be paid in settlement)
reasonably incurred or suffered by such person in connection  therewith,  and such  indemnification  shall continue as to a person who has  ceased to be a director  or  officer  and shall  inure to the  benefit of his or her heirs, executors and administrators;  provided,  however, that (A) the corporation shall indemnify any such person seeking indemnification  in  connection  with a  proceeding  (or  part  thereof)  initiated  by  such  person  only if such proceeding (or part thereof) was authorized by the Board of the  corporation;  (B) the corporation  shall indemnify any such person seeking  indemnification  in connection with a proceeding (or part thereof) other than a proceeding by or in the  name of the  corporation  to  procure  a  judgment  in its  favor  only if any  settlement  of such a proceeding is approved in writing by the  corporation;  (C) that no such person shall be indemnified  (i) except to the  extent  that the  aggregate  of losses to be  indemnified  exceeds  the  amount of such  losses  for which the director or officer is paid pursuant to any directors' and officers'  liability  insurance policy maintained by the corporation;  (ii) on account of any suit in which  judgment is rendered  against such person for an  accounting of profits made from the purchase or sale by such person of securities of the  corporation  pursuant to the provisions of Section  16(b) of the  Securities  Exchange  Act of 1934 and  amendments  thereto or similar  provisions  of any federal,  state or local  statutory law; (iii) if a court of competent  jurisdiction  finally  determines  that any indemnification  hereunder is unlawful;  and (iv) as to circumstances in which indemnity is expressly prohibited by
Section 317 of the  General  Corporation  Law of  California  (the  "Law");  and (D) that no such  person  shall be indemnified  with  regard to any  action  brought by or in the right of the  corporation  for breach of duty to the corporation and its

shareholders (a) for acts or omissions involving  intentional  misconduct or knowing and culpable violation of law;
(b) for acts or  omissions  that the  director or officer  believes to be  contrary  to the best  interests  of the corporation or its  shareholders  or that involve the absence of good faith on the part of the director or officer;
(c) for any transaction from which the director or officer derived an improper  personal  benefit;  (d) for acts or omissions  that  show a  reckless  disregard  for  the  director's  or  officer's  duty to the  corporation  or its shareholders  in  circumstances  in which the  director  or officer was aware,  or should  have been aware,  in the ordinary  course  of  performing  his  or her  duties,  of a risk  of  serious  injury  to the  corporation  or its shareholders;  (e) for acts or omissions that  constitute an unexcused  pattern of  inattention  that amounts to an abdication  of the  director's  or officer's  duties to the  corporation  or its  shareholders;  and (f) for costs, charges,  expenses,  liabilities  and  losses  arising  under  Section  310  or  316  of  the  Law.  The  right  to indemnification  conferred in this Article shall include the right to be paid by the corporation  expenses incurred in defending any proceeding in advance of its final  disposition;  provided,  however,  that if the Law permits the payment of such  expenses  incurred by a director or officer in his or her  capacity as a director or officer  (and not in any other  capacity  in which  service  was or is  rendered  by such  person  while a director  or  officer, including,  without  limitation,  service to an employee  benefit  plan) in advance of the final  disposition  of a proceeding,  such advances shall be made only upon delivery to the corporation of an  undertaking,  by or on behalf of such director or officer,  to repay all amounts to the  corporation  if it shall be ultimately  determined  that such person is not entitled to be indemnified.

Section 2.        Indemnification of Employees and Agents.

         A person who was or is a party or is  threatened  to be made a party to or is involved  in any  proceeding by reason of the fact that he or she is or was an  employee  or agent of the  corporation  or is or was  serving at the request of the  corporation as an employee or agent of another  enterprise,  including  service with respect to employee benefit plans,  whether the basis of such action is an alleged action or inaction in an official  capacity or in any other  capacity  while  serving as an  employee  or agent,  may,  subject  to the terms of any  agreement between the  corporation  and such person,  be  indemnified  and held  harmless by the  corporation  to the fullest extent permitted by California law and the  corporation's  Articles of Incorporation,  against all costs,  charges, expenses,  liabilities and losses,  (including attorneys' fees,  judgments,  fines, ERISA excise taxes or penalties and amounts  paid or to be paid in  settlement)  reasonably  incurred  or  suffered  by such  person in  connection therewith.

Section 3.        Right of Directors and Officers to Bring Suit.

         If a claim under Section 1 of this Article is not paid in full by the  corporation  within 30 days after a written  claim has been received by the  corporation,  the claimant may at any time  thereafter  bring suit against the  corporation  to recover the unpaid amount of the claim and, if  successful  in whole or in part,  the claimant shall also be entitled to be paid the expense of  prosecuting  such claim.  Neither the failure of the  corporation
(including its Board,  independent legal counsel,  or its  shareholders) to have made a determination  prior to the commencement of such action that  indemnification  of the claimant is permissible in the  circumstances  because he or she has met the  applicable  standard  of  conduct,  if any,  nor an  actual  determination  by the  corporation
(including  its  Board,  independent  legal  counsel,  or its  shareholders)  that  the  claimant  has  not met the applicable  standard of  conduct,  shall be a defense to the action or create a  presumption  for the purpose of an action that the claimant has not met the applicable standard of conduct.

Section 4.        Successful Defense.

         Notwithstanding  any other  provision of this  Article,  to the extent that a director or officer has been successful on the merits or otherwise  (including  the dismissal of an action  without  prejudice or the settlement of a proceeding or action  without  admission of liability) in defense of any  proceeding  referred to in Section 1 or in defense of any claim,  issue or matter therein,  he or she shall be indemnified  against expenses  (including attorneys' fees) actually and reasonably incurred in  connection therewith.

Section 5.        Non-Exclusivity of Rights.

         The right to  indemnification  provided by this  Article  shall not be  exclusive of any other right which any  person  may  have  or  hereafter  acquire  under  any  statute,  bylaw,  agreement,  vote of  shareholders  or disinterested directors or otherwise.

Section 6.        Insurance.

         The  corporation  may maintain  insurance,  at its expense,  to protect itself and any director,  officer, employee  or  agent  of the  corporation  or  another  corporation,  partnership,  joint  venture,  trust  or other enterprise  against  any  expense,  liability  or loss,  whether  or not the  corporation  would  have the power to indemnify such person against such expense, liability or loss under the Law.

Section 7.        Expenses as a Witness.

         To the extent  that any  director,  officer,  employee  or agent of the  corporation  is by reason of such position,  or a position with another entity at the request of the  corporation,  a witness in any action,  suit or proceeding,  he or she shall be indemnified  against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

Section 8.        Indemnity Agreements.

         The  corporation  may  enter  into  agreements  with  any  director,  officer,  employee  or  agent of the corporation  providing for  indemnification  to the fullest extent  permissible under the Law and the corporation's
Articles of Incorporation.

Section 9.        Separability.

         Each and every  paragraph,  sentence,  term and provision of this Article is separate and distinct so that if any paragraph,  sentence,  term or provision hereof shall be held to be invalid or unenforceable for any reason, such  invalidity  or  unenforceability  shall not affect the  validity or  enforceability  of any other  paragraph, sentence,  term or provision hereof.  To the extent required,  any paragraph,  sentence,  term or provision of this
Article may be modified by a court of competent  jurisdiction  to preserve its validity and to provide the claimant with,  subject  to the  limitations  set forth in this  Article  and any  agreement  between  the  corporation  and claimant, the broadest possible indemnification permitted under applicable law.

Section 10.       Effect of Repeal or Modification.

         Any repeal or modification of this Article shall not adversely  affect any right of  indemnification  of a director  or officer  existing at the time of such repeal or  modification  with  respect to any action or omission occurring prior to such repeal or modification.

                                        ARTICLE VII - EMERGENCY PROVISIONS

Section 1.        General.

         The  provisions  of this  Article  shall be  operative  only during a national  emergency  declared by the
President of the United States or the person  performing the President's  functions,  or in the event of a nuclear, atomic  or other  attack  on the  United  States  or a  disaster  making it  impossible  or  impracticable  for the corporation to conduct its business without recourse to the provisions of this

Article.  Said  provisions in such event shall  override all other Bylaws of the  corporation  in conflict with any provisions  of this  Article,  and shall remain  operative so long as it remains  impossible  or  impracticable  to continue  the business of the  corporation  otherwise,  but  thereafter  shall be  inoperative;  provided  that all actions taken in good faith pursuant to such  provisions  shall  thereafter  remain in full force and effect unless and until  revoked by action taken  pursuant to the  provisions  of the Bylaws  other than those  contained in this
Article.

Section 2.        Unavailable Directors.

         All directors of the  corporation  who are not available to perform their duties as directors by reason of physical  or mental  incapacity  or for any other  reason or who are  unwilling  to perform  their  duties or whose whereabouts  are  unknown  shall  automatically  cease to be  directors,  with like  effect as if such  persons had resigned as directors, so long as such unavailability continues.

Section 3.        Authorized Number of Directors.

         The authorized  number of directors  shall be the number of directors  remaining after  eliminating  those who have ceased to be directors  pursuant to Section 2, or the minimum number required by law,  whichever number is greater.

Section 4.        Quorum.

         The number of directors  necessary to constitute a quorum shall be one-third of the  authorized  number of directors as specified in the foregoing  Section,  or such other minimum  number as,  pursuant to the law or lawful decree then in force, it is possible for the Bylaws of a corporation to specify.

Section 5.        Creation of Emergency Committee.

         In the event the number of directors  remaining  after  eliminating  those who have ceased to be directors pursuant to Section 2 is less than the  minimum  number of  authorized  directors  required by law,  then until the appointment of additional  directors to make up such required  minimum,  all the powers and  authorities  which the
Board could by law delegate,  including all powers and  authorities  which the Board could delegate to a committee, shall be automatically  vested in an emergency  committee,  and the emergency committee shall thereafter manage the affairs  of the  corporation  pursuant  to such  powers  and  authorities  and  shall  have all  other  powers  and authorities  as may by law or lawful  decree be  conferred  on any  person  or body of  persons  during a period of emergency.

Section 6.        Constitution of Emergency Committee.

         The emergency  committee  shall consist of all the directors  remaining after  eliminating  those who have ceased to be directors  pursuant to Section 2,  provided that such  remaining  directors are not less than three in number.  In the event  such  remaining  directors  are less than  three in number  the  emergency  committee  shall consist of three  persons,  who shall be the  remaining  director or  directors  and either one or two  officers or employees of the  corporation,  as the  remaining  director or directors may in writing  designate.  If there is no remaining  director,  the emergency  committee  shall consist of the three most senior  officers of the corporation who are available to serve,  and if and to the extent that officers are not  available,  the most senior  employees of the  corporation.  Seniority  shall be determined in accordance with any designation of seniority in the minutes of the  proceedings  of the  Board,  and in the  absence  of  such  designation,  shall  be  determined  by rate of remuneration.  In the event that there are no remaining  directors and no officers or employees of the  corporation available,  the emergency  committee shall consist of three persons designated in writing by the shareholder owning the largest number of shares of record as of the date of the last record date.

Section 7.        Powers of Emergency Committee.

         The  emergency  committee,  once  appointed,  shall  govern  its own  procedures  and shall  have power to increase  the number of members  thereof  beyond the  original  number,  and in the event of a vacancy or vacancies therein,  arising at any time, the remaining  member or members of the emergency  committee shall have the power to fill such  vacancy  or  vacancies.  In the event at any time after its  appointment  all  members of the  emergency committee shall die or resign or become  unavailable to act for any reason  whatsoever,  a new emergency  committee shall be appointed in accordance with the foregoing provisions of this Article.

Section 8.        Directors Becoming Available.

         Any person who has ceased to be a director  pursuant  to the  provisions  of Section 2 and who  thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

Section 9.        Election of Board of Directors.

         The  emergency  committee  shall,  as soon after its  appointment  as is  practicable,  take all requisite action to secure the election of a board of directors,

and upon such election all the powers and authorities of the emergency committee shall cease.

Section 10.       Termination of Emergency Committee.

         In the event, after the appointment of an emergency  committee,  a sufficient number of persons who ceased to be directors  pursuant to Section 2 become  available to serve as  directors,  so that if they had not ceased to be directors as aforesaid,  there would be enough directors to constitute the minimum number of directors  required by law,  then all such persons  shall  automatically  be deemed to be  reappointed  as directors and the powers and authorities of the emergency committee shall be at an end.

                                             ARTICLE VIII - AMENDMENTS

Section 1.        Amendments.

         These Bylaws may be amended or repealed  either by approval of the  outstanding  shares or by the approval of the Board;  provided,  however,  that a Bylaw  specifying or changing a fixed number of directors or the maximum or minimum  number or  changing  from a fixed to a variable  Board or vice versa may only be adopted by approval of the  outstanding  shares.  The exact number of directors  within the maximum and minimum number  specified in these
Bylaws may be amended by the Board alone.